   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 1996

                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                       CENTRAL AND SOUTH WEST CORPORATION
             (Exact name of registrant as specified in its charter)

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
          DELAWARE              1616 Woodall Rodgers Freeway             51-0007707
    (State or other                 Dallas, Texas 75202               (I.R.S. Employer
    jurisdiction of incorpo-             (214) 777-1000               Identification No.)
    ration or organization)
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              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              STEPHEN J. MCDONNELL
                                   TREASURER
                       CENTRAL AND SOUTH WEST CORPORATION
                          1616 WOODALL RODGERS FREEWAY
                              DALLAS, TEXAS 75202
                                 (214) 777-1000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   Copies to:

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
           FERD. C. MEYER, JR., ESQ.                        ROBERT B. WILLIAMS, ESQ.
   SENIOR VICE PRESIDENT AND GENERAL COUNSEL                  JORIS M. HOGAN, ESQ.
       CENTRAL AND SOUTH WEST CORPORATION               MILBANK, TWEED, HADLEY & MCCLOY
          1616 WOODALL RODGERS FREEWAY                      1 CHASE MANHATTAN PLAZA
              DALLAS, TEXAS 75202                           NEW YORK, NEW YORK 10005
                 (214) 777-1000                                  (212) 530-5000
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                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the Registration Statement becomes effective.
                             ---------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/
                             ---------------------
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-00343

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  / /
                             ---------------------
                        CALCULATION OF REGISTRATION FEE
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
=====================================================================================================
                                                  PROPOSED MAXIMUM  PROPOSED MAXIMUM
      TITLE OF EACH CLASS            AMOUNT        OFFERING PRICE  AGGREGATE OFFERING    AMOUNT OF
OF SECURITIES TO BE REGISTERED  TO BE REGISTERED     PER UNIT*           PRICE*      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------
Common Stock,
  par value $3.50 per share....  2,525,000 shares       $26.75        $67,543,750        $23,291
=====================================================================================================
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* Estimated solely for purposes of determining the registration fee pursuant to
  Rule 457(c) under the Securities Act and based upon the average of the high and low prices of the Common Stock as reported on the consolidated reporting system on February 20, 1996.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT
SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
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
        This registration statement is being filed with respect to the registration of additional shares of common stock, par value $3.50 per share, of Central and South West Corporation, a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-00343)
are incorporated in this registration statement by reference.

        The required opinions and consents are listed on the Index to Exhibits attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Dallas, State of Texas, on February 21, 1996.

                                        CENTRAL AND SOUTH WEST CORPORATION

                                        By:  /s/  STEPHEN J. MCDONNELL
                                                  Stephen J. McDonnell
                                                       Treasurer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 21, 1996.

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
                  SIGNATURE                                          TITLE
---------------------------------------------     --------------------------------------------
                      *                           Chairman of the Board, President, Chief
---------------------------------------------       Executive Officer (principal executive
                E. R. Brooks                        officer)

                      *                           Executive Vice President and Director
---------------------------------------------
              Harry D. Mattison

                      *                           Executive Vice President and Director
---------------------------------------------
           Thomas V. Shockley, III

                      *                           Senior Vice President and Chief Financial
---------------------------------------------       Officer (principal financial officer)
              Glenn D. Rosilier

                      *                           Controller (principal accounting officer)
---------------------------------------------
               Wendy G. Hargus

                      *                           Director
---------------------------------------------
                 Glenn Biggs

                      *                           Director
---------------------------------------------
               Molly Shi Boren

                      *                           Director
---------------------------------------------
              Donald M. Carlton

                      *                           Director
---------------------------------------------
            Thomas H. Cruikshank

                      *                           Director
---------------------------------------------
                 Joe H. Foy

                      *                           Director
---------------------------------------------
              Robert W. Lawless

                      *                           Director
---------------------------------------------
               James L. Powell
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                                      II-4

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
                  SIGNATURE                                          TITLE
---------------------------------------------     --------------------------------------------
                      *                           Director
---------------------------------------------
             James C. Templeton

                      *                           Director
---------------------------------------------
                Lloyd D. Ward

                                                  Director
---------------------------------------------
               Thomas J. Ellis

       *By:  /s/  STEPHEN J. McDONNELL
---------------------------------------------
            Stephen J. McDonnell
              Attorney-in-Fact
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                                      II-5

                               INDEX TO EXHIBITS

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
  EXHIBIT
    NO.                                 EXHIBIT
-----------------------------------------------------------------------------
   5       -- Opinion of Milbank, Tweed, Hadley & McCloy, counsel for the
              Company, as to the legality of the shares being registered.*
  23(a)    -- Consent of Arthur Andersen LLP.*
  23(b)    -- Consent of KPMG, Chartered Accountants, Registered Auditors.*
  23(c)    -- Consent of Milbank, Tweed, Hadley & McCloy (contained in
              Exhibit 5 above).
  24       -- Power of Attorney (included on pages II-5 and II-6 of the
              Company's Registration Statement on Form S-3 (Registration Statement No. 333-00343)).**
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 * Filed herewith.
** Filed with the Securities and Exchange Commission on January 22, 1996.